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                                                                    Exhibit 10.4

                                ESCROW AGREEMENT

            THIS ESCROW AGREEMENT (the "Escrow Agreement") is entered into as of this 20h day of September 1999 between Worldwide Data, Inc. a Delaware corporation (the "COMPANY"), Generation Capital Associates, a New York limited partnership ("GCA") and one or more other parties who are the purchasers of Debenture(s) and who become signatories to this Escrow Agreement (GCA and such other signatories are herein referred to as ("PURCHASER(S)") and David A. Rapaport, Esq. as ESCROW AGENT (the "ESCROW AGENT"). The COMPANY, PURCHASER(S), and the ESCROW AGENT shall from time to time be referred to herein as the "PARTIES." This Escrow Agreement is being entered into in accordance with the terms of the "Worldwide Data, Inc. Financing Terms Agreement Dated as of September 20, 1999 ("Financing Agreement") executed by the COMPANY and GCA on September 21 , 1999. (Capitalized terms not otherwise defined in this Escrow Agreement shall have the meanings as defined in the Financing Agreement, the Debenture(s) anchor the GCA Warrants, and, in turn, the form of Conversion Notice and Principal Reduction Grid attached to the Debenture(s), the terms and provisions of which are incorporated herein by reference.)

                                    RECITALS

      A. The COMPANY has agreed to sell, and PURCHASER(S) to purchase, Debenture(s) which are convertible into the common stock of the COMPANY ("Common Stock") at the average closing bid prices of Company's Common Stock as quoted by NASDAQ level III for the five-day trading period (the "Average Price") ending on the day prior to the Effective Date times (x) 60 % ("Multiplier). The Multiplier shall be decreased to a minimum of 35% at the rate of one percentage point per month commencing one hundred twenty days from the Closing Date for each month or part thereof that the Conversion Shares and/or Warrants Shares have not been registered for resale under the Securities Act of 1933 ("Securities Act") and may not be sold under SEC Rule 144.

      B. To facilitate the delivery of the Debenture(s) upon receipt of payment from PURCHASER(S) to the ESCROW AGENT the Company has delivered to the ESCROW AGENT five (5) Debentures which have been duly executed by the Company but which are blank as to name and address of the PURCHASER(S), principal amount and date of issuance.

      C. To facilitate delivery to PURCHASER(S) of the Conversion Shares for the two hundred fifty thousand dollars ($250,000) of Debenture(s) and the exercise of the GCA Warrants, the COMPANY has deposited with the ESCROW AGENT four hundred thousand (400,000) shares of legended Common Stock, for delivery to PURCHASER(S) upon any partial or total conversion of the Debenture(s) and/or partial or total exercise of the GCA Warrants. From time to time the Company may be required to deposit with the ESCROW AGENT additional shares of Common Stock The initial deposit of four hundred thousand (400,000) shares of Common Stock and subsequent deposits of Common Stock shall be called "Escrow Shares." The ESCROW AGENT shall deposit the Escrow Shares in a brokerage account standing in the name of the ESCROW AGENT and shall not cause the release of any of such Escrow Shares to
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PURCHASER(S) prior to the receipt by the ESCROW AGENT and the COMPANY, via facsimile, of a duly executed Conversion Notice and/or GCA Warrants exercise notice.

      D. To facilitate the issuance and delivery of Debenture(s) and the exercise of the GCA Warrants the ESCROW AGENT has agreed to receive funds from prospective purchasers of Debenture(s) and /or holders of GCA Warrants (the "Escrow Funds"). The ESCROW AGENT reserves the right in his sole discretion to return any Escrow Funds to the person from whom such Escrow Funds were received for any reason whatsoever.

      E. ESCROW AGENT has agreed to act as the ESCROW AGENT hereunder, in accordance with the terms and conditions set forth in this Escrow Agreement.

      NOW THEREFORE, for and in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the PARTIES hereto hereby agree as follows:

1. Recitals. The Recitals set forth above are true and correct and incorporated herein by this reference.

2. Appointment of ESCROW AGENT. The PARTIES hereby mutually appoint and designate the ESCROW AGENT to receive, hold, complete (as to the Debenture(s)) and release, as ESCROW AGENT the Escrow Shares, the five (5) Debentures, and Escrow Funds, and the ESCROW AGENT hereby accepts such appointment, subject to the terms of this ESCROW AGREEMENT.

3. Escrow Delivery. Within three business days from the date of execution of this Escrow Agreement, the COMPANY shall deliver or cause to be delivered the five (5) executed Debenture(s) and the certificates representing the Escrow Shares to the ESCROW AGENT.

      3.1. The Debenture(s). ESCROW AGENT SHALL hold, complete and release the five (5) executed Debenture(s) as follows:

      3.1(a). To PURCHASER(S) or COMPANY, as the case may be, pursuant to, and upon receipt by ESCROW AGENT of, joint written instructions executed by a PURCHASER(S) and the COMPANY; or

      3.1(b). To PURCHASER(S). As soon as reasonably practical after the receipt of immediately available funds for the purchase of a Debenture(s) with written instructions setting forth the name and address of PURCHASER(S) the ESCROW AGENT shall complete a blank Debenture with the name and address of the PURCHASER, principal amount and date of issuance. The date of issuance shall be the date the ESCROW AGENT receives immediately available funds. The ESCROW AGENT shall deliver the completed Debenture(s) to the PURCHASER(S) and the escrowed funds by wire transfer to the COMPANY, together with a copy of the completed Debenture(s); or


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

            3.1(c). To the COMPANY upon the earlier of (i) the date upon which Debenture(s) for the entire two hundred fifty thousand dollars ($250,000) have been issued, or (ii) September 30, 1999.

      3.2. The Escrow Shares. ESCROW AGENT shall hold and release the Escrow Shares as follows:

      3.2(a). To PURCHASER(S) or COMPANY, as the case may be, pursuant to, and upon receipt by ESCROW AGENT of, joint written instructions executed by PURCHASER(S) and the COMPANY; or

      3.2 (b). To PURCHASER(S) or HOLDER(S), as soon as reasonably practical after receipt from PURCHASER(S) or HOLDER(S) of a Conversion Notice such number of Escrow Shares equal to such amount of the outstanding principal of the Debenture(s), in whole or in part, as specifically provided by PURCHASER(S) or HOLDER(S) in a Conversion Notice which complies with the terms of, and the form of which is attached to, the Debenture(s), which Conversion Notice is delivered to the ESCROW AGENT and the COMPANY at the time and as further set forth in the Debenture(s), at a conversion price set forth in the Debenture(s). PURCHASER(S) and/or HOLDER(S) may continue to convert such amounts outstanding under the Debenture(s) until the maturity thereof (as may be extended by PURCHASER(S) and/or HOLDER(S) in accordance with the terms of the Debenture(s)); ESCROW AGENT agrees to insert on the Principal Reduction Grid such outstanding amounts converted and the outstanding amount remaining under the Debenture(s) in accordance with the amounts so provided to ESCROW AGENT by PURCHASER(S) and/or HOLDER(S) as reflected in each Conversion Notice, as further set forth in the Debenture(s) and deliver to PURCHASER(S) and/or HOLDER(S) a copy of such revised Principal Reduction Grid; ESCROW AGENT also agrees as soon as reasonably practicable after receipt of the Conversion Notice to transmit by facsimile to the Company a copy of such Principal Reduction Grid; or

      3.2 (c) To GCA or subsequent holders ("HOLDER(S)") of GCA Warrants, as soon as reasonably practical after receipt of a completed notice of exercise together with the original GCA Warrants and payment for the exercise price (if applicable) such number of Escrow Shares equal to the number of shares being exercised under the GCA Warrants. As soon as reasonably practical after receipt from PURCHASER(S) and/or HOLDER(S) the ESCROW AGENT shall send to the Company copies of the notice of exercise together with the original GCA Warrants; and the exercise payment, if the GCA Warrants have been exercised for cash.

      3.2(d). To the COMPANY, the balance of any remaining Escrow Shares (except for up to 25,000 Escrow Shares held for the exercise of the GCA Warrants) upon the earlier of presentation of evidence satisfactory to the ESCROW AGENT that
(i) the Debenture(s) has been fully converted into Escrow Shares with interest paid in full or (ii) the Debenture(s) has been repaid by the COMPANY to PURCHASER(S) and/or HOLDER(S) pursuant to the terms thereof. The balance of any remaining Escrow Shares held for the exercise of the GCA Warrants


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shall be returned to the Company upon the earlier of (i) five (5) days following the expiration date of the GCA Warrants, or (ii) the exercise in full of the GCA Warrants.

      3.2(e). If the ESCROW AGENT is required to deliver Escrow Shares at a time when such shares have not been registered for resale under the securities laws or eligible for sale under Rule 144, the ESCROW AGENT shall cause the transfer agent of the WWDI common stock to place a standard Rule 144 restrictive legend on the certificates for such shares prior to delivery to Holder(s) and to enter a stop transfer order for such certificates.

      3.3 Recomputation of Escrow Shares.

      3.3(a) If at any time, or from time to time, the ESCROW AGENT is holding less than 200% of the number of Escrow Shares required to convert the remaining principal balance of the Debenture(s) based on the then Average Price, plus the number of Escrow Shares (up to 25,000) required to permit the exercise of the GCA Warrants, the ESCROW AGENT and/or Holder(s) may request in writing that the Company deposit enough additional shares of Common Stock with the ESCROW AGENT so that the ESCROW AGENT is holding 200% of the number of Escrow Shares required to convert such remaining principal balance of the Debenture(s), plus the number of Escrow Shares (up to 25,000) required to permit the exercise of the GCA Warrants. The failure of the Company to deliver such additional Escrow Shares within five business days of such demand shall be a material default of the Debenture(s) and in addition to any other remedies, including without limitation specific performance shall entitle the Holder(s) to an immediate distribution of Escrow Shares in an amount equal to 25,000 Escrow Shares, plus an additional 2,500 Escrow Shares for each day after the tenth business day such failure to deliver the additional shares of Common Stock continues. (Such distribution shall be made by the ESCROW AGENT to the Holder(s) pro-rata to the principal amount of Debenture(s) held by each Holder.)

      3.3(b) Any alleged breach of the above Section 3.3(a) shall entitle PURCHASER(S), HOLDER(S) and/or ESCROW AGENT to immediate pre-trial injunctive relief and COMPANY acknowledges that PURCHASER(S), HOLDER(S) and/or ESCROW AGENT have no adequate remedy at law for an alleged breach of Section 3.3(a).

      3.4. Conflicting Instructions.

      3.4(a) If a controversy arises between the PARTIES concerning the Escrow Funds, the Escrow Shares, or the Debenture(s) hereunder, they shall notify the ESCROW AGENT. In that event (or, in the absence of such notification, if in the sole and exclusive judgment of the ESCROW AGENT such controversy exists, including, without limitation, a controversy concerning the Financing Agreement, the Escrow Funds, the Debenture(s), or the GCA Warrants or this Escrow Agreement or the rights and obligations or the propriety of any action contemplated by the ESCROW AGENT hereunder), the ESCROW AGENT shall not be required to resolve such controversy or take an action but may, in his sole discretion, be entitled to await


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resolution of the controversy by written instructions from the PARTIES or by receipt of an order, decree, writ, judgment or other paper from a court of competent jurisdiction directing disposition of the Escrow Funds, the Escrow Shares, or the Debenture(s).

      3.4(b) Upon receipt of written instructions from PURCHASER(S), HOLDER(S) or the COMPANY, or a determination by the ESCROW AGENT that there is a controversy concerning the Escrow Funds, the Debenture(s), or this Escrow Agreement, the ESCROW AGENT may, in his sole discretion, also institute an interpleader action in the Superior Court of the State of Georgia, Fulton County (the "Court") or in a federal court in the State of Georgia. If a suit is commenced against the ESCROW AGENT, it may answer by way of interpleader and name. PURCHASER(S), HOLDER(S) and COMPANY, as additional parties to such action, and the ESCROW AGENT may tender the Escrow Funds, the Debenture(s) or the Escrow Shares, into such court for determination of the respective rights, titles and interests of the PURCHASER(S), HOLDER(S) and the COMPANY. Upon such tender, the ESCROW AGENT shall be entitled to receive from the Company his reasonable attorneys' fees and expenses incurred in connection with said interpleader action or in any related action or suit (including appeal). As between PURCHASER(S), HOLDER(S) and COMPANY, such fees, expenses and other sums shall be paid by the party which fails to prevail in the proceedings brought to determine the appropriate distribution of the Escrow Funds, the Escrow Shares or the Debenture(s). If and when the ESCROW AGENT shall so interplead such parties, or any of them, and deliver the Escrow Funds, the Escrow Shares and the Debenture(s) to the clerk of such court, all of his duties hereunder shall cease, and he shall have no further obligation in this regard. Nothing herein shall prejudice any right or remedy of the ESCROW AGENT. The exclusive venue for all actions under this Escrow Agreement shall be Fulton County, Georgia.

4. Concerning ESCROW AGENT.

      4.1. ESCROW AGENT's Duties.

      4.1(a). ESCROW AGENT's Right to Rely; Duties. The ESCROW AGENT may act in reliance upon any writing or instrument or signature which he, in his sole discretion, believes to be genuine, including facsimile signatures; may assume the validity and accuracy of any statements or assertions contained in such writing or instrument; and may assume that any person purporting to give any writing, notice, advice or instruction in connection with the provisions hereof, has been duly authorized to do so.

      4.1(b). The ESCROW AGENT shall not be liable in any manner or otherwise be responsible to any party to this Escrow Agreement, or to any other individual or entity, including, without limitation, the COMPANY, PURCHASER(S) or HOLDER(S)
(i) for the sufficiency or correctness as to form, manner of execution, or validity of any written instructions delivered to him, including without limitation, the number of Conversion Shares specified by


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PURCHASER(S) or HOLDER(S) in any Conversion Notice to be issued pursuant to such request (for which the PARTIES expressly agree ESCROW AGENT shall have no liability to such Parties), nor (ii) as to the identity, authority, or rights of any person executing the same, nor (iii) for the period of time, to send and/or transfer Escrow Shares to PURCHASER(S) or HOLDER(S).

      4.1(c). Waiver of Potential Conflict. COMPANY and PURCHASER(S) acknowledge that the ESCROW AGENT is the General Counsel of GCA, and its affiliates and by signing this Escrow Agreement below hereby acknowledges and consents to the continued representation by the ESCROW AGENT of GCA and its affiliates, including, if necessary and without limitation, the ESCROW AGENT's representation of GCA and its affiliates in connection with the Financing Agreement, the Escrow Funds, the Debenture(s) and this Escrow Agreement.

      4.1(d) Indemnification. The ESCROW AGENT may consult with counsel of his own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. The ESCROW AGENT shall otherwise not be liable for any mistakes of fact or error of judgment, or for any acts or omissions of any kind unless caused by his willful misconduct or gross negligence and each of the COMPANY and PURCHASER(S) jointly and severally agrees to indemnify and hold harmless the ESCROW AGENT from any claims, demands, causes of action, liabilities, damages or judgments, including the cost of defending any action against it, together with any reasonable attorneys' fees of any nature (including appeal) incurred therewith in connection with ESCROW AGENT's undertakings pursuant to the terms and conditions of this Escrow Agreement, unless such act or omission is a result of the willful misconduct or gross negligence of the ESCROW AGENT.

      4.1(e). No Implied Duties. ESCROW AGENT shall have no implied obligations or responsibilities hereunder, nor shall he have any obligation or responsibility to collect funds or seek the deposit of money or property, nor is the ESCROW AGENT a party to any other agreement entered into among PURCHASER(S) and/or the COMPANY.

      4.2. Other Matters. ESCROW AGENT (and any successor ESCROW AGENT or agents) reserves the right to resign as the ESCROW AGENT at any time, provided thirty (30) days' prior written notice is given to the other parties hereto. If a notice of appointment of a successor ESCROW AGENT is not delivered to the ESCROW AGENT within thirty (30) days after notice of resignation, the ESCROW AGENT may petition any court of competent jurisdiction to name a successor ESCROW AGENT, and the ESCROW AGENT herein shall be fully relieved of all liability to any and all parties upon the transfer of all cash or property in his possession under the Escrow Agreement to the successor ESCROW AGENT either designated or appointed by such court. The Parties reserve the right to jointly remove the ESCROW AGENT at any time, provided fifteen (15) days' prior written notice is given to the ESCROW AGENT. In the event of litigation or dispute by the Parties in which the performance of the duties of the ESCROW AGENT is at issue, the ESCROW AGENT shall take no action until such action is


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

agreed to in writing by the Parties or directed by receipt of an order, decree, writ, judgment or other paper from a court of competent jurisdiction.

5. Termination. This Escrow Agreement shall be terminated upon the release of the Escrow Funds, the Debenture(s) and the Escrow Shares in accordance with the terms and conditions of Section 3 hereof, or otherwise by written mutual consent signed by all PARTIES hereto.

6. Notice. Notices to be given hereunder shall be in writing and shall be deemed to have been sufficiently given if delivered personally or sent by overnight courier or messenger or sent by registered or certified mail (air mail if overseas), return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication. Notice shall be deemed to have been received on the date and time of personal delivery, telex, facsimile transmission, telegram or similar means of communication, or if sent by overnight courier or messenger, shall be deemed to have been received on the next delivery day after deposit with the courier or messenger, of if sent by certified or registered mail, return receipt requested, shall be deemed to have been received on the third business day after the date of mailing. Notices shall be given to the following addresses:

      If to the Company:

                  Worldwide Data, Inc.
                  36 Toronto Street, Suite 250
                  Toronto, Ontario
                  Canada, M5C 2C5

                  Fax: 416/214-6299
                  Tel: 416/214-6296

                  Attn: Bronson Conrad, President

      With copy to:

                  Stephen Davis, Esq.
                  Heller, Ehrman, White & McCauliffe
                  711 Fifth Avenue
                  New York, NY 10022-3194


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                  Fax: 212/832-3353
                  Tel: 212/832-3194

      If to the PURCHASER(S):

                  Generation Capital Associates
                  Suite 4900
                  20 Exchange Place, 49th Floor
                  New York, NY 10005

                  Fax: 212/514-7679
                  Tel: 212/514-7650
                  Attn: Frank E. Hart, General Partner

      If to the ESCROW AGENT:

                  David A. Rapaport, Esq.
                  333 Sandy Springs Circle, Suite 230
                  Atlanta, GA 30328
                  Facsimile No.: (404) 257-9125
                  Tel No.:       (404) 257-9150

7. Benefit and Assignment. This Escrow Agreement shall be binding upon and shall inure to the benefit of the PARTIES hereto and their respective successors and assigns as permitted hereunder. No person or entity other than the PARTIES hereto is or shall be entitled to bring any action to enforce any provision in this Escrow Agreement. Such Escrow Agreement shall be solely for the benefit of, and shall be enforceable only by, the PARTIES hereto or their respective successors and assigns.

8. Entire Agreement, Amendment. This Escrow Agreement contains the entire agreement among the PARTIES with respect to the subject matter hereof and supersedes all prior oral or written agreements, commitments or understandings with respect to such matters. This Escrow


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Agreement may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change modification, extension or discharge is sought.

9. Governing Law; Venue. This Escrow Agreement shall be governed and construed under and in accordance with the laws of the State of Georgia. Each of COMPANY and PURCHASER(S) hereby irrevocably and unconditionally: (a) submits for itself and its property in any legal action or proceeding relating to this Escrow Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive jurisdiction of any Federal or State courts located in Fulton County, Georgia and appellate courts from any thereof; (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at his address set forth herein or at such other address of which ESCROW AGENT shall have been notified in writing pursuant thereto; and (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

10. WAIVERS OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS ESCROW AGREEMENT OR FOR ANY COUNTERCLAIM THEREIN.

11. Signature in Counterparts. This Escrow Agreement may be executed in separate counterparts, none of which need contain the signature of all PARTIES, each of which shall be deemed to be an original and all of which taken together constitute one and the same instrument. It shall not be necessary in making proof of this Escrow Agreement to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the PARTIES hereto. Facsimile signatures shall be considered as original signatures for purposes hereof.


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

12. Attorney's Fees. Should any action be commenced between the PARTIES to this Escrow Agreement concerning the matters set forth in this Escrow Agreement or the right and duties of either in relation thereto, the prevailing party in such action shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its attorneys fees and costs.

      IN WITNESS WHEREOF, each of the PARTIES has caused this Escrow Agreement to be duly executed and delivered in its name and on its behalf, all as of the date and year first above written.

                                        WORLDWIDE DATA, INC.

                                        By: /s/ Bronson Conrad
                                            ------------------------------------
                                            Bronson Conrad, President


                                        GENERATION CAPITAL ASSOCIATES

                                        By:
                                            ------------------------------------
                                            Frank E. Hart, General Partner

ESCROW AGENT:


------------------------------------
David A. Rapaport, Esq.


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

              [FORM OF SIGNATURE PAGE FOR ADDITIONAL PURCHASERS:]

The undersiged has purchased a Debenture(s) from Worldwide Data, Inc. and accordingly agrees to be bound by all of the terms of the attached Escrow Agreement.


------------------------------------


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                Name


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               Address


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          City, State, Zip


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              Telephone


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                 Fax


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      Fed Tax I.D. # or S.S. #


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